UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BOWL AMERICA INCORPORATED

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 1, 2020

TO THE HOLDERS OF CLASS A AND CLASS B

COMMON STOCK OF BOWL AMERICA INCORPORATED

The annual meeting of stockholders of Bowl America Incorporated (the “Company”) will be held at the Company’s office located at 6446 Edsall Road, Alexandria, Virginia 22312 (Exit 2A off Interstate 395), on Tuesday, December 1, 2020, at 11:00 a.m., for the following purposes:

(1) To elect the six nominees named in the attached proxy statement as Directors to serve until the next annual meeting and until their successors shall be elected and qualified.

(2) To approve an advisory resolution on executive compensation.

(3) To transact such other business as may properly be brought before the meeting and any adjournments thereof.

Only stockholders of record at the close of business October 15, 2020, are entitled to vote at the meeting.

You are cordially invited to attend the meeting in person. If you do not expect to be present, please sign, date, and mail the enclosed proxy, the postage for which has been provided. Prompt response is helpful, and your cooperation will be appreciated. If after signing and returning the enclosed proxy, you find you are able to attend the meeting, you will have an opportunity to withdraw your proxy and vote in person.

Due to the public health impact of the coronavirus outbreak (i.e., COVID-19) and to support the health and well-being of our stockholders and other stakeholders, we will broadcast the annual meeting on a conference call line for those persons who prefer not to attend in person.  Persons listening on the conference call line will not be considered present at the meeting for purposes of a quorum and will not be able to vote on the phone.  However, you may listen to the meeting and ask questions during the designated question and answer session.  Those who desire to take advantage of this method should call 1-855-423-6539 at the meeting time using conference ID number: 8422996655.

By Order of the Board of Directors

 Ruth E. Macklin

Secretary

Dated October 23, 2020

PROXY STATEMENT

For Annual Meeting of Stockholders

to be held December 1, 2020

The principal office of Bowl America Incorporated (the “Corporation,” the “Company” or “Bowl America”) is located at 6446 Edsall Road, Alexandria, Virginia 22312.

The accompanying proxy is solicited by the Board of Directors; and when such proxy is properly signed and returned, the shares it represents will be voted at the meeting in accordance with directions noted thereon; or if no direction is indicated, the proxies named thereon will vote for the election of directors and for approval of executive compensation. Ruth Macklin and Cheryl Dragoo, and each or any of them, have been designated by the Board of Directors as proxies to vote the shares of common stock solicited on its behalf.

Solicitation of proxies will be primarily by mail. Proxies may also be solicited by directors, officers, and employees of the Corporation personally or by telephone. The Corporation will bear the cost of all such solicitations.

The proxy may be revoked at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Corporation by mailing such notice to the Corporation’s principal executive offices or delivering such revocation in person at the annual meeting at any time prior to the meeting and at the meeting at any time prior to the vote.

This proxy statement is being mailed on or about October 23, 2020.

Important notice regarding internet availability of proxy materials for the

Stockholder meeting to be held on December 1, 2020.

As permitted by rules promulgated by the SEC, the Corporation has elected to provide access to this proxy statement both by sending each stockholder a printed copy of this proxy statement and by notifying each stockholder of the availability of this proxy statement on the internet. A copy of this proxy statement and our fiscal 2020 annual report on Form 10-K are available to stockholders free of charge at: https://www.bowl-america.com/investor-relations/. For directions to the annual meeting contact Brad Young at 703-941-6300.

VOTING SECURITIES

Each of the issued and outstanding 3,746,454 shares of the Corporation's Class A Common Stock, par value of $.10 per share, is entitled to one vote per share for an aggregate of 3,746,454 votes. Each of the issued and outstanding 1,414,517 shares of the Corporation's Class B Common Stock, par value of $.10 per share, is entitled to ten votes per share for an aggregate of 14,145,170 votes. The Corporation's Class A Common Stock is listed on the NYSE American. The Class B Common Stock is not publicly traded. Only stockholders of record at the close of business on October 15, 2020, are entitled to vote at the meeting and any adjournment thereof. The Class A Common Stockholders are entitled to elect two directors voting separately from the Class B stockholders and the Class B Common Stockholders are entitled to elect four directors voting separately from the Class A stockholders. Directors are elected by a plurality of the votes cast at the annual meeting, which means that the two nominees for election by the Class A stockholders and the four nominees for election by the Class B stockholders who receive the highest number of properly executed votes will be elected as directors, even if they do not receive a majority of the votes cast. There is no cumulative voting. The advisory resolution on executive compensation, commonly referred to as a "say-on-pay" resolution, will be voted on by the Class A and B stockholders together and is non-binding on the Board of Directors. Although the vote is non-binding, the Board of Directors will review the voting results in connection with their ongoing evaluation of the Company's compensation program.

At the meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat will constitute a quorum, permitting the conduct of business at the meeting. Abstentions will be included in the number of votes present at the meeting for purposes of a quorum but will not be counted as a vote for or against any matter submitted to the stockholders for a vote.

Shares on a broker’s proxy lack discretionary authority to vote for any matter at the meeting and will not be considered as present and entitled to vote for purposes of determining the outcome of any vote, but will be considered present for quorum purposes.

ANNUAL REPORT

A copy of the annual report to shareholders for the fiscal year ending June 28, 2020, which has been furnished to the Securities and Exchange Commission, is enclosed with this proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The holders of the Class A Common Stock are entitled to elect two Directors of the Corporation and the holders of the Class B Common Stock are entitled to elect four Directors of the Corporation to hold office until the next Annual Meeting of the stockholders and until their successors shall have been elected and qualified. The Board of Directors recommends the election of the nominees listed below as Directors. All of the nominees are presently Directors and all, except Gloria M. Bragg, who was appointed to the Board in September 2020, constituted the Board of Directors for the entire past year. In the event any of these nominees becomes unavailable for election, it is intended that the proxies will be voted for the election of such other persons as management shall designate. Management has no reason to believe that any nominee will be unavailable.

     The following table also shows the beneficial ownership of shares of security ownership of management of the Corporation's Class A and Class B Common Stock as of October 15, 2020 by all directors, executive officers and all directors and executive officers as a group. There is sole dispositive and voting power of all the shares directly owned by the directors, and sole dispositive and voting power of the shares held by the directors' respective spouses are vested in such spouses. The business address of each person is 6446 Edsall Road, Alexandria, Virginia 22312.

Name of Director and Nominees for Election; Principal Occupation; Positions and Offices with the Corporation	Age	Date Started As a Director	Shares of Class A Common Stock of Corporation Beneficially Owned Directly or Indirectly on October 15, 2020		Shares of Class B Common Stock of Corporation Beneficially Owned Directly or Indirectly on October 15, 2020		Percentage of Total Votes Eligible to be Cast of Class A and B Common Stock Beneficially Owned Directly or Indirectly on October 15, 2020

NOMINEES FOR ELECTION BY CLASS A COMMON STOCKHOLDERS

Allan L. Sher, Retired Senior Executive of Securities Brokerage Firm	88	February 15, 1997	52,500	1.4%	0		*

Nancy E. Hull, Owner, Simplified Bookkeeping LTD	55	June 17, 2014	200,277[1]	5.3%	206,117[1]	14.6%	12.6%

NOMINEES FOR ELECTION BY CLASS B COMMON STOCKHOLDERS

Merle Fabian, Assistant Secretary and Treasurer, Retired Librarian	82	March 20, 1990	879,463[2]	23.5%	872,026[2]	61.6%	53.6%

Ruth E. Macklin, Retired Educator; Senior Vice President, Secretary and Treasurer of the Corporation since December 4, 1990	91	February 14, 1978	184,585[3]	4.9%	183,407[3]	13.0%	11.3%

Cheryl A. Dragoo, CEO since January 2019 and President since December 3, 2019, CFO since 2002	72	September 25, 2008	14,010	*	0		*

Gloria M. Bragg, CFO of Trademaster Services Inc. and Former Vice President BB&T Bank	56	September 24, 2020	0	*	0		*

All Directors and Executive Officers as a group			1,330,835	35.5%	1,261,550	89.2%	77.9%

1Includes 194,765 shares of Class A and 200,605 shares of Class B Common Stock held by Ms. Hull as co-trustee

2 Includes 498,239 shares of Class A and 491,296 shares of Class B Common Stock held by Ms. Fabian as trustee.

3Includes 71,923 shares of Class A and 70,784 shares of Class B Common Stock held by Ms. Macklin as co-trustee.

* Less than 1%.

NOMINEES FOR ELECTION BY CLASS A COMMON STOCKHOLDERS

Allan L. Sher

Mr. Sher is a former Executive Vice President of Merrill Lynch and Vice Chairman of Drexel, Burnam & Lambert. Mr. Allan L. Sher is an outside director and trustee of three of Sun America’s Mutual Funds. He has been a Director for 22 years. He serves as Chairman of the Audit and Compensation Committees and is qualified to act as its financial expert. His experience in corporate governance and his business acumen qualify him to serve as a director.

Nancy E. Hull

Ms. Hull is the owner of Simplified Bookkeeping, LTD which has provided bookkeeping services to businesses since 2004. She spent several years in nursing home administration. She has served as a Director since June 2014 and serves on the Audit and Compensation Committees. Her experience and skills in business administration and financial reporting qualify her to serve as a director.

NOMINEES FOR ELECTION BY CLASS B COMMON STOCKHOLDERS

Merle Fabian

Mrs. Fabian, daughter of the Company’s founder, has been associated with bowling centers and their operations beginning prior to the formation of Bowl America, and is an original stockholder. She has been a Director for 30 years. Her experience in Library Management provides a valuable perspective and insight to the Company and qualifies her to serve as a director.

Ruth E. Macklin

Mrs. Macklin is a retired Director of the St. Michael’s Montessori School. She has been a Director for over 39 years and is actively involved is the bowling industry. She earned the highest award offered by the national bowling association for her leadership and service. Her industry knowledge and leadership skills qualify her to serve as a director.

Cheryl A. Dragoo

Mrs. Dragoo, President since December 3, 2019, has been employed by the Company since 1972 and has been a Director since 2008. She has worked in bowling centers and in all areas of the Company’s accounting department, becoming Controller in 1992, CFO in 2002 and Senior Vice President in 2009 and Interim President and CEO in January 2019. Her financial and analytical skills including experience with Securities and Exchange Commission (SEC) filings qualify her to serve as a director.

Gloria M. Bragg

Ms. Bragg is the CFO of Trademaster Services, Inc. and a former Vice President of BB&T Bank. She was appointed to the Board in September 2020. Her business and financial experience qualify her to serve as a director.

Our Board of Directors recommends a vote FOR each of the director nominees.

Leadership Structure and Role in Risk Oversight

The Board currently believes that Ms. Dragoo is qualified to serve as both President and in the role of Chair of the Board given her long history and experience with the Company and the current size of the Company and the Board. The Corporation’s By-Laws do not require a separate position of Chairman, rather those responsibilities are vested in the office of president.

The Board, and the Audit Committee which is comprised solely of independent directors, have oversight responsibilities of the material operational risk of the Company. A basic part of risk management is not only understanding the risks of the Company and steps necessary to manage those risks, but understanding what level of risk is appropriate for the Company. The CEO and CFO provide relevant information to the Audit Committee and Board on various types of identified material financial, business and legal risks and strategy for mitigation of those risks to which the Company may be subject. Currently the Board has determined that its leadership and risk oversight are appropriate for the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of shares of the Corporation’s Class A Common Stock as of October 15, 2020 by all persons known to the Corporation to be the beneficial owner of more than 5% of the Corporation’s outstanding Class A Common Stock other than certain of the Company’s Directors and Executive Officers.

		Percent of Class A
	Number	Common Stock
Names and Complete Mailing Address	of Shares	Outstanding

Royce & Associates, LP	474,400	12.66% (1)
745 Fifth Avenue
New York, NY 10151

Anita G. Zucker As Trustee of The Article 6 Marital Trust	278,222	7.4% (2)
The Intertech Group, Inc.
4838 Jenkins Avenue
North Charleston, SC 29405

(1) As of the last filing of Form 13G/A with the SEC, Royce & Associates, LP, an investment advisor, is deemed to have beneficial ownership of 474,400 shares of Bowl America Class A Common Stock as of December 31, 2019 which amounts to 12.66% of the outstanding Class A Common Stock.

(2) As of the last filing of Form 13D/A with the SEC, Anita G. Zucker as Trustee of the Article 6 Marital Trust, is deemed to have beneficial ownership of 278,222 shares of Bowl America Class A Stock as of May 14, 2019 which amounts to 7.4% of the outstanding Class A Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Under federal securities law, the Corporation's directors, certain officers, and persons holding more than ten percent of any class of the Corporation's common stock are required to report, within specified due dates, their initial ownership in any class of the Corporation's common stock and all subsequent acquisitions, dispositions, or other transfers of interest in such securities, if and to the extent reportable events occur which require reporting by such due dates. The Corporation is required to describe in this proxy statement whether it has knowledge that any person required to file such a report may have failed to do so in a timely manner. In this regard, the Corporation believes all of its directors and officers have satisfied such filing requirements. The foregoing is based upon information provided to the Corporation by the persons required to make such filings and the Corporation's own review of such filings.

CORPORATE GOVERNANCE AND BOARD MATTERS

NYSE American Corporate Governance Provisions

Because approximately 53.6% of the total voting power of the outstanding Class A and Class B Common Stock of the Company is controlled by Merle Fabian, a director of the Company, the Company is deemed to be a “controlled company” (i.e., more than 50% of the total voting power is held by an individual or group) under the rules of the NYSE American. The Exchange’s listing rules provide that “controlled companies” are exempt from those exchange corporate governance provisions that would otherwise call for (i) a majority of the members of the Board of Directors to be independent, (ii) the process of making director nominations to be overseen by independent directors and (iii) executive compensation determinations to be overseen by independent directors. Of the Company’s six directors, Mr. Sher, Ms. Hull, and Ms. Bragg are deemed to be “independent” directors under the rules of the NYSE American. None of the independent directors receive compensation from the Company other than directors’ fees for service on the Board or its Committees.

Code of Business Conduct and Ethics for Directors, Officers and Employees

The Company has a Code of Business Conduct and Ethics for directors, officers and employees in accordance with rules of the Securities and Exchange Commission and the NYSE American. A copy is available online at www.bowlamericainc.com and will be provided to any stockholder upon written request to the Secretary of the Corporation, 6446 Edsall Road, Alexandria, VA 22312.

Policy Regarding Stockholder Communication With Directors

Those properly identified as stockholders desiring to communicate with a director, the independent directors as a group or the full Board may address such communication to the attention of the Secretary of the Corporation at the Company’s executive offices, and such communication will be forwarded to the intended recipient or recipients.

Director Nomination Process

The Company’s Board of Directors does not have a nominating committee or other committee that performs similar functions. The Company is exempt from the NYSE American provision calling for independent director oversight of director nominations in view of its status as a controlled company. All members of the Company’s Board of Directors as a group participate in the consideration of director nominees. The Board of Directors has proposed in this Proxy Statement a slate of directors which was decided upon by the Board. Any person wishing to propose a substitute director to be considered by the Board for inclusion in the Company’s 2021 Annual Meeting Proxy Statement may do so in writing, for receipt prior to September 1, 2021 to the Board at the address of the Company’s principal executive offices. The Board members individually make their judgment as to the nominees’ ability to contribute to the survival and success of the Company. In selecting directors, the Board considers factors that are in the Company’s best interest and those of our stockholders, including diversity of backgrounds, experiences and competencies that our Board of Directors desires to have represented. There will not be any difference between the manner in which the Board evaluates a nominee recommended by a stockholder and the manner in which the Board evaluates any other director nominee.

Board Committees and Meetings

The Board of Directors has an Audit Committee and Compensation Committee, each of which consists of Allan L. Sher, Chairman, and Nancy E. Hull. Each of Mr. Sher and Ms. Hull is an “independent” director within the meaning of the rules of the Securities and Exchange Commission and the NYSE American Exchange. The Board of Directors, which meets quarterly, met 6 times during the fiscal year ended June 28, 2020. Each director attended all of such meetings in person or via telephone. The Audit Committee and the Compensation Committee, which occasionally meet in joint session, held 4 meetings and 2 meetings, respectively, during the fiscal year. All members attended all such meetings. The Company has a policy of encouraging directors to attend each Annual Meeting of Stockholders. All of the Company’s directors attended the Annual Meeting of Stockholders held on December 3, 2019. Independent members of the Board of Directors conduct meetings on a regular basis, including at least annually in executive session without the presence of non-independent directors and management.

The Audit Committee

The Audit Committee of the Board of Directors has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The purpose of the Audit Committee of the Board of Directors of the Company is to assist the Board in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is composed entirely of independent directors as determined under the SEC, the NYSE American Exchange corporate governance standards and the Sarbanes-Oxley Act applicable to Audit Committee members.

The Chairman of the Audit Committee is Mr. Allan L. Sher and the other member is Ms. Nancy Hull. Each of the members is financially literate, independent and able to devote sufficient time to serving on the Audit Committee. The Board has determined that Mr. Sher is the audit committee financial expert as defined in SEC rules adopted pursuant to the Sarbanes-Oxley Act.

The Audit Committee has adopted an Audit Committee Charter. The charter is available at www.bowlamericainc.com and will be provided upon request to the Secretary of the Corporation, 6446 Edsall Road, Alexandria, VA 22312.

The Compensation Committee

The Compensation Committee has the responsibility for negotiating the compensation of Cheryl A Dragoo, who is the Chief Executive Officer and President of the Corporation. The President is responsible for determining the compensation of the other executive officers and all other management employees.

The Chairman of the Compensation Committee is Mr. Allan Sher and the other member is Ms. Nancy Hull, both of whom are independent directors.

The Compensation Committee performs its duties by reviewing and approving corporate goals and objectives relevant to the compensation of the President. The Compensation Committee then evaluates the performance of the President based on these goals and objectives. The Compensation Committee then uses such evaluations in making its compensation recommendation to the Company's Board.

The Board of Directors has not adopted a charter for the Compensation Committee.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation received by each of the Company’s directors during the fiscal year ended June 28, 2020 for service as a director of the Company:

Name	Fees Earned or Paid in Cash($)(a)	All Other Compensation ($)	Total ($)
Merle Fabian	$ 4,600	0	$ 4,600
Nancy Hull	$ 8,000	0	$ 8,000
Allan L. Sher	$19,250	0	$19,250
Arthur H. Bill (b)	$ 5,750	0	$ 5,750

(a)

Directors of the Corporation who are not officers receive a fee for attendance at each regular quarterly Board of Directors meeting. During the fiscal year ended June 28, 2020, the fee was $1,150 for each meeting. In addition, members of the Audit and Compensation Committee receive $850 per Audit Committee meeting attended, except the Committee chairman, who also receives an annual fee of $15,000.

(b)	Arthur H. Bill resigned as a Director effective October 15, 2019.

AUDIT COMMITTEE REPORT ON FINANCIAL STATEMENTS

The Audit Committee met with senior management and the independent auditors quarterly during fiscal 2020 to discuss the adequacy of disclosure controls and procedures, the adequacy of the Company’s internal controls and the certifications made by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC.

The Audit Committee: (1) reviewed and discussed with management Bowl America’s audited financial statements for the year ended June 28, 2020, (2) discussed with the independent auditors the matters required by AU380 “Communication with Audit Committees”, (3) received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, as adopted by the Public Accounting Oversight Board in Rule 3600T and Rule 3526, (4) considered whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and (5) discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended June 28, 2020, be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

The foregoing report is submitted by the members of the Audit Committee.

Audit Committee of the Board of Directors
Allan L. Sher, Chairman
Nancy E. Hull

EXECUTIVE COMPENSATION

Set forth below is information regarding compensation earned or paid or awarded to the following executive officers of the Corporation during the fiscal years ended June 28, 2020 and June 30, 2019: Leslie H. Goldberg, Former President and Chief Executive Officer; and Cheryl A. Dragoo, President, Chief Executive Officer and Chief Financial Officer. Cheryl Dragoo is the only executive officer whose total compensation exceeded $100,000 during the most recent fiscal year. The identification of such named executive officers is determined based on the individual’s total compensation for the fiscal year ended June 28, 2020, as reported below in the Summary Compensation Table.

Executive Officer Employment Agreements

Cheryl A. Dragoo. On September 26, 2019, the Board of Directors of the Company and Ms. Cheryl Dragoo agreed to an amended and restated employment agreement whereby she continued to serve as the Company’s Chief Financial Officer, Senior Vice President and Assistant Treasurer and as also as the Interim President and Interim Chief Executive Officer for so long as the Board of Directors of the Company determines that her services are needed in such interim roles. On December 3, 2019, the Board of Directors appointed her as President and Chief Executive Officer removing her “interim” status. The employment agreement expires on June 27, 2021. Pursuant to the employment agreement: (i) Ms. Dragoo will have an annual base salary of $200,000, (ii) in the event of a Change of Control (as defined in the employment agreement) of the Company, Ms. Dragoo will be entitled to a lump sum cash payment equal to 2.0 times her annual base salary; and (iii) in the event Ms. Dragoo is terminated by the Company without Cause (as defined in the employment agreement) or she resigns for Good Reason (as defined in the employment agreement), she will be entitled to a cash lump sum payment equal to nine months of her annual base salary.

SUMMARY COMPENSATION TABLE

The following table sets forth for each of the named executive officers: (i) the dollar value of the base salary and incentive compensation earned during the fiscal years ended June 28, 2020 and June 30, 2019, (ii) all other compensation for the fiscal year and (iii) the dollar value of total compensation for that fiscal year.

Name and Principal Position	Fiscal Year Ended	Salary ($)	Incentive Compensation ($) (a)	All Other Compensation ($) (b)	Total ($)
Leslie Goldberg, Former President and Chief Executive Officer	2020 2019	$ 17,000 $ 52,000	- -	- $12,195	$17,000 $64,195
Cheryl A. Dragoo, President and Chief Executive Officer	2020 2019	$194,615 $179,423	- -	$3,159 $6,936	$197,774 $186,359

(a)

Mr. Goldberg was the only officer eligible to receive compensation under the non-equity incentive compensation arrangement. At Mr. Goldberg’s request, under the terms of his contract for fiscal year 2019, he did not receive any incentive compensation.

(b)	The other compensation reported above includes fair value of personal use of a company automobile and life insurance premiums for coverage provided by the Company.

PROPOSAL NO. 2

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

   In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of Bowl America Incorporated (the "Company") approve, on an advisory basis, the fiscal 2020 compensation of the Company's named executive officers disclosed in the Executive Compensation Section, the Executive Officer Employment Agreements Section, the Disclosure Regarding Termination and Change in Control Provisions, the Summary Compensation Table and the related notes and narrative in the Proxy Statement for the Company's 2020 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL PRACTICES

  MN Blum LLC was the independent auditor for the audit of the Company’s consolidated financial statements as of June 28, 2020 and June 30, 2019. The Company’s Audit Committee has engaged MN Blum LLC as the independent auditor for Bowl America Inc. for the fiscal year ending June 27, 2021.

AUDIT FEES - For professional services rendered for the audit of the Company’s annual financial statements and reviews of quarterly financial statements included in the Company’s Forms 10-Q during the fiscal years ended June 28, 2020 and June 30, 2019, MN Blum LLC billed Bowl America $140,000 and $145,000, respectively. These fees include consultations normally provided in relation to the annual audits and reviews of documents filed with the SEC.

AUDIT-RELATED FEES – No audit-related fees were billed by MN Blum LLC during the fiscal years ended June 28, 2020 and June 30, 2019.

TAX FEES – For professional tax services rendered to Bowl America, MN Blum LLC billed $25,000 for the fiscal years ended June 28, 2020 and June 30, 2019. Tax services generally include federal and state tax compliance.

ALL OTHER FEES – In addition to the fees described above, for each fiscal year ended June 28, 2020 and June 30, 2019 MN Blum LLC billed $5,000 for reviews required by non-regulatory bodies.

The Audit Committee pre-approved all of the services described above.

The Board of Directors and its Audit Committee have considered all of the professional services rendered by MN Blum LLC, and were of the opinion that these services had no effect on the independence of said accounting firm. The Audit Committee, prior to authorizing such firm to provide any non-audit services, determined that such services would have no effect on the independence of said accounting firm. A representative of MN Blum LLC is expected to attend the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions.

AUDIT COMMITTEE POLICIES AND PROCEDURES FOR PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES – The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit services as well as permissible non-audit services for the Company.

For audit services, the independent auditor will provide the Committee with an engagement letter during the first quarter of each fiscal year outlining the scope of the audit services proposed to be performed in connection with the audit of the fiscal year. If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter. The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management may submit to the Committee for approval the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Chief Financial Officer of the Company is responsible for tracking all independent auditor fees against the budget for such services and reports annually to the Audit Committee.

1987 EMPLOYEE STOCK OWNERSHIP PLAN

The Board of Directors adopted the Bowl America Incorporated 1987 Employee Stock Ownership Plan (the "ESOP") on March 31, 1987, and secured a satisfactory ruling from the Internal Revenue Service. All employees of the Corporation and certain subsidiaries become participants on the last day of the fiscal year or December 31 following the date on which they have been employed for one year with at least l,000 hours of service. The Board of Directors of the Corporation has the discretion to declare each year a cash amount or a specified number of shares of Class A Common Stock that will be contributed to the ESOP. On June 23, 2020 the Board of Directors made a contribution of $20,000 including any expenses incurred by the ESOP which were paid by the Corporation for fiscal year 2020. Corporation contributions are allocated to employees who are participants on the last day of the fiscal year through a formula based upon the participant's compensation. Employee contributions to the ESOP are not permitted. The trustees of the ESOP, Richard Davis Sr., Director of Facilities for Bowl America and Albert Young, Controller of the Corporation have the exclusive authority to manage the trust in which ESOP contributions are deposited and are obligated to invest the cash portion of ESOP contributions primarily in the Corporation's Common Stock. The trustees are permitted to borrow money to purchase Common Stock for the trust.

As of the last day of the plan year, eligible participants are credited with their proportionate share of the trust's assets. A participant's interest vests and is nonforfeitable if while employed by the Corporation or participating subsidiaries he or she attains at least 65 years of age, becomes totally or permanently disabled or dies. Also, a participant's interest vests and is nonforfeitable to the extent and in the percentage set forth in a schedule in the ESOP. Under this schedule, a participant's interest is 100 percent vested after six years of service. Vested amounts are distributed upon attaining normal retirement age, retirement, disability, or death. If termination of service occurs prior to the occurrence of those events, payment may be made or deferred until the participant attains age 65. As determined by the participant, distributions are made in cash or Common Stock.

The Corporation may terminate or amend the ESOP but not in such a way as would adversely affect any participant's vested benefits. The trustees have the right to vote the Class A Common Stock in the trust subject to the direction of each participant with respect to the shares allocated to his or her account.  As of the end of fiscal 2020, there were 753 participants in the ESOP. No Executive Officer currently participates in the ESOP.

PROFIT SHARING PLAN

The Board of Directors adopted a profit sharing plan for its employees which became effective on June 29, 1975, and which has been approved by the Internal Revenue Service. The following table shows the name of each person named in the Summary Compensation Table that participates in the profit sharing plan (Column A), the amount allocated to their accounts in trust from the contributions of the Corporation for the fiscal year ending June 28, 2020 under its employees' profit sharing plan in Column (B), from contributions since the inception of the plan in Column (C), and from other accruals under the plan in Column (D), which accruals consist of a share of forfeitures resulting from employees covered by the plan who leave the Corporation's employment and earnings on plan investments.

A	B	C	D

Cheryl Dragoo	-	$43,833	$409,754

Directors as such do not participate in the Corporation's employee profit sharing plan. All employees, including officers of the Corporation except Cheryl Dragoo are eligible to commence participation under the Plan after completing a minimum of 1,000 hours continuous employment during the Corporation's fiscal year. Actual payment of accounts to participants or their beneficiaries is deferred until retirement, disability, or death. In the event of termination of employment, the vested portion, if any, is paid. Accounts become vested after two years of service according to a graduated scale until 100% is vested after six years of service. No estimate can be made of the annual benefits on the retirement of a particular person because the amount set aside each year depends on the earnings of the Corporation for such year. The amount of the contribution is within the discretion of the Corporation's Board of Directors and can only be paid from profits. The Board of Directors made a contribution of $20,000 including any expenses incurred by the plan paid by the Corporation for the fiscal year 2020. The contribution is made to a trust (Bowl America Incorporated Profit Sharing Trust). Contributions of the Corporation to the plan and forfeitures of terminated members are allocated in proportion to compensation paid by the Corporation. Employees exercise independent control over the investment of funds allocated in their accounts. Earnings or losses are posted to the accounts daily. Employees may change their investment choices at any time.

PROPOSALS OF SECURITY HOLDERS

Proposals of stockholders intended to be presented at the 2021 Annual Meeting, which presently is expected to be held in December 2021, must comply with Rule 14a-8 of the Securities Exchange Act and be received by the Secretary of the Corporation, 6446 Edsall Road, Alexandria, Virginia 22312 no later than June 25, 2021, in order for them to be considered for inclusion in the 2021 Proxy Statement. A stockholder desiring to submit a proposal to be voted on at next year’s Annual Meeting, but not desiring to have such proposal included in next year’s Proxy Statement relating to that meeting, should submit such proposal to the Company by June 25, 2021. Failure to comply with the advance notice requirements will permit management to exclude the proposal from the meeting.

OTHER MATTERS

Management does not intend to bring any other matters before the meeting and does not know of any other matters to be brought before the meeting by any others. If any other matter should come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Ruth E. Macklin

Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY

NO POSTAGE STAMP NECESSARY IF MAILED IN THE UNITED STATES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BOWL AMERICA INCORPORATED

Annual Meeting of Stockholders - December 1, 2020

TO THE CLASS B COMMON STOCKHOLDERS

The undersigned hereby appoints Ruth Macklin and Cheryl Dragoo, and each or any of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation, for and in the name and place of the undersigned to vote and act with respect to all Class B Shares of Bowl America Incorporated, registered in the name of the undersigned on October 15, 2020 at the Annual Meeting of Stockholders of the Corporation to be held at the Corporation's offices located at 6446 Edsall Road, Alexandria, Virginia 22312 (Exit 2A off Interstate 395), on Tuesday, December 1, 2020 at 11:00 a.m., and at any and all adjournments thereof, with all powers the undersigned would possess if then and there personally present:

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL #1

1. To elect the Class B Directors:

FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for the nominees listed below ☐

(except as marked to the contrary below)

To withhold authority to vote for any individual nominee, strike a line through the nominee's name appearing below.

Merle Fabian	Cheryl Dragoo	Ruth Macklin	Gloria Bragg

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL #2

2. Approval of an advisory resolution on executive compensation.

FOR  ☐          AGAINST  ☐          ABSTAIN  ☐

3. In their discretion, upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein.

If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED

If your address as shown below is INCORRECT,	(SIGN)
please write in your present correct address.	(SIGN)
Date:

(Please date and sign your name in the space above exactly as it (they) appears and return this proxy card. In the case of stock held in joint tenancy, both joint tenants should sign. Trustees and other fiduciaries should so indicate when signing.)

PLEASE SIGN AND RETURN PROMPTLY

CLASS B COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BOWL AMERICA INCORPORATED

Annual Meeting of Stockholders -December 1, 2020

TO THE CLASS A COMMON STOCKHOLDERS

The undersigned hereby appoints Ruth Macklin and Cheryl Dragoo, and each or any of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation, for and in the name and place of the undersigned to vote and act with respect to all Class A Shares of Bowl America Incorporated, registered in the name of the undersigned on October 15, 2020 at the Annual Meeting of Stockholders of the Corporation to be held at the Corporation's offices located at 6446 Edsall Road, Alexandria, Virginia 22312 (Exit 2A off Interstate 395), on Tuesday, December 1, 2020 at 11:00 a.m., and at any and all adjournments thereof, with all powers the undersigned would possess if then and there personally present:

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL #1

1. To elect the Class A Directors:

FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for the nominees listed below ☐

(except as marked to the contrary below)

To withhold authority to vote for any individual nominee, strike a line through the nominee's name appearing below.

Allan L. Sher	Nancy E. Hull

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL #2

2. Approval of an advisory resolution on executive compensation.

FOR  ☐          AGAINST  ☐          ABSTAIN  ☐

3. In their discretion, upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein.

If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PLEASE DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED

If your address as shown below is INCORRECT,	(SIGN)
please write in your present correct address.	(SIGN)
Date:

(Please date and sign your name in the space above exactly as it (they) appears and return this proxy card. In the case of stock held in joint tenancy, both joint tenants should sign. Trustees and other fiduciaries should so indicate when signing.)

PLEASE SIGN AND RETURN PROMPTLY

CLASS A COMMON SHARES